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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Spinnaker Industries, Inc. on Form S-4 of our reports dated February 26, 1996 and December 8, 1995, appearing in the Prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP
Milwaukee, Wisconsin
December 17, 1996